Exhibit 1.1

Blue Apron Holdings, Inc.

Class A Common Stock, par value $0.0001 per share

Underwriting Agreement

, 2017

Goldman Sachs & Co. LLC
Morgan Stanley & Co. LLC
As representatives of the several Underwriters
named in Schedule I hereto

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Blue Apron Holdings, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are acting as representatives (the “Representatives”), an aggregate of                                             shares (the “Firm Shares”) and, at the election of the Underwriters, up to                                             additional shares (the “Optional Shares”) of Class A Common Stock, par value $0.0001 per share (“Stock”), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

The Representatives agree that up to                              shares of the Firm Shares to be purchased by the Underwriters (the “Directed Shares”) shall be reserved for sale to certain of our employees and their friends and family and certain of our suppliers and vendors (collectively, the “Participants”), as set forth in the Prospectus under the heading “Underwriting” (the “Directed Share Program”). The Directed Share Program shall be administered by Fidelity Capital Markets, a division of National Financial Services LLC (“Fidelity”), and the Directed Shares will be sold by Fidelity, at the direction of the Company, at the public offering price. To the extent that the Directed Shares are not orally confirmed for purchase by the Participants by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public by the Underwriters as part of the public offering contemplated hereby.

1.             The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)           A registration statement on Form S-1 (File No. 333-218425) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act is hereinafter called a “Section 5(d) Communication”; and any Section 5(d) Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Section 5(d) Writing”);

(b)           No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein (the “Underwriter Information”);

(c)           For the purposes of this Agreement, the “Applicable Time” is [      :        ]m (Eastern time) on the date of this Agreement.  The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, and each Section 5(d) Writing listed on Schedule II(b) hereto, each as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in any Issuer Free Writing Prospectus or Section 5(d) Writing in reliance upon and in conformity with Underwriter Information;

(d)           No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(e)           The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with Underwriter Information;

(f)            The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or material interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than as a result of (i) the exercise of stock options or the award of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance of stock upon conversion of preferred stock of the Company as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus;

(g)           The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (to the knowledge of the Company with respect to any counterparty to such agreement), and subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h)           The Company and each of its subsidiaries has been duly incorporated or formed and is validly existing as a corporation or other applicable entity in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation or other applicable entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such jurisdiction, or, solely in the case of the subsidiaries of the Company, except where the failure to be so qualified or be in good standing in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each subsidiary of the Company has been listed in the Registration Statement;

(i)            The Company has an authorized capitalization as described under the caption “Capitalization” set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and conform to the description of the Company’s capital stock contained in the Pricing Disclosure Package and the Prospectus; and all of (i) the issued shares of capital stock, in the case of subsidiaries of the Company which are corporations, and (ii) the units or other equity interests, as applicable, in the case of subsidiaries of the Company which are limited liability companies, of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(j)            The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus;

(k)           The issuance and sale of the Shares to be purchased by the Underwriters and the compliance by the Company with this Agreement and the consummation of the transactions contemplated by this Agreement (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the Certificate of Incorporation or By-laws of the Company or (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clause (i), for such violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares (including any Directed Shares) or the consummation by the Company of the transactions contemplated by this Agreement, except for the registration under the Act of the sale of the Shares, the registration of the Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the underwriting terms and arrangements, the approval for listing the Shares on the New York Stock Exchange (the “Exchange”) and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws, the rules and regulations of FINRA or the Exchange in connection with the purchase and distribution of the Shares by the Underwriters;

(l)            Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws or similar organizational documents, (ii) in violation in any material respect of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or (iii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (iii), for such violations or defaults as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

(m)          The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Company’s capital stock, under the caption “Material U.S. Federal Income and Estate Tax Considerations for Non-U.S. Holders of Class A Common Stock”, and under the caption “Underwriting” (other than the Underwriter Information), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

(n)           Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o)           The Company is not required and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Investment Company Act”);

(p)           At the time of filing the Initial Registration Statement, the Company was not and, as of the date hereof, is not, and as of each Time of Delivery will not be, an “ineligible issuer,” as defined in Rule 405 under the Act;

(q)           Ernst & Young LLP, which has audited certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act, the rules and regulations of the Commission thereunder and the Public Accounting Oversight Board;

(r)            The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and for the periods indicated therein, subject, in the case of unaudited financial statements, to normal year-end audit adjustments; except as otherwise stated in the Registration Statement, the Pricing Prospectus and the Prospectus, such financial statements and supporting schedules have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved except as disclosed therein; the selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein, except as disclosed therein.  Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act and the rules and regulations of the Commission thereunder; all other financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby, and, in the case of “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) included in the Registration Statement, the Pricing Prospectus and the Prospectus, such measures are presented in all material respects in compliance with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Act, as applicable;

(s)            The Company and its directors and officers, in their capacities as such, have taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, the Company will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that the Company is required to comply with as of the effectiveness of the Registration Statement, and the Company is actively taking steps to ensure that it will be in compliance, as of the time such compliance will be required, with other provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that will become applicable to the Company subsequent to the effectiveness of the Registration Statement;

(t)            The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law);

(u)           Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(v)           The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are designed to comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(w)          This Agreement has been duly authorized, executed and delivered by the Company;

(x)           The Company and its subsidiaries own, or otherwise have the right to use (including pursuant to license, sublicense, agreement or permission), the patents, trademarks, service marks, patent applications, trade names, copyrights, trade secrets, domain names, information, know-how, proprietary rights and processes (collectively, “Intellectual Property”) necessary to conduct the business of the Company and its subsidiaries as described in the Pricing Prospectus and the Prospectus (excluding commercially available off-the-shelf software programs that are licensed to the Company or its subsidiaries pursuant to “shrink-wrap” licenses for a total cost of less than $30,000), without any known conflict with or infringement of the Intellectual Property of others, and have taken reasonable steps to secure interests in such Intellectual Property and have taken reasonable steps to secure assignment of such Intellectual Property from its employees and contractors; except as set forth in the Pricing Prospectus and the Prospectus, to the Company’s knowledge, there has not been any infringement by any third party of any Intellectual Property or other similar rights of the Company or any of its subsidiaries; except as set forth in the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Pricing Prospectus and the Prospectus; except as disclosed in the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received any written communications alleging that the Company or any of its subsidiaries has violated, infringed or conflicted with, or, by conducting its business as described in the Pricing Prospectus and the Prospectus, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity, other than any such violations, infringements or conflicts which, individually or in the aggregate, have not had, and are not reasonably likely to result in, a Material Adverse Effect; and the Company and its subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually required to do so, the confidential information of third parties in their possession;

(y)           The Company and its subsidiaries have (A) paid all federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP, and (B) filed all tax returns required to be filed through the date hereof, in each case except for those returns for which a request for extension has been filed; and there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except where such deficiencies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(z)           The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Pricing Prospectus and the Prospectus, except where the failure to so possess or to have made such declarations or filings would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation or modification would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect;

(aa)         No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of its subsidiaries’ principal suppliers, manufacturers, contractors or customers, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party;

(bb)         (A) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (B) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, excluding transactions effected pursuant to a statutory or administrative exemption, has occurred with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (C) neither the Company nor any member of its Controlled Group have ever maintained or contributed to or participated in a Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA) or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA; and (D) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor or any other governmental agency or any foreign regulatory agency with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(cc)         Except as described in the Pricing Prospectus and the Prospectus, (A) the Company and its subsidiaries (i) are, and at all times for the two years preceding the date of this Agreement have been, in compliance in all material respects with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, decrees, orders and other legally enforceable requirements relating to Hazardous Substances (as defined below), the environment, natural resources or the protection of human or worker health or safety (collectively, “Environmental Laws”), (ii) have obtained and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws for the conduct of their respective businesses as currently conducted, (iii) have not received notice of any actual or potential liability (including such liability of a third party that would reasonably be expected to materially and adversely affect the Company or any of its subsidiaries) under or relating to, or actual or potential violation of, any Environmental

Laws, including for the investigation or remediation of any Release (as defined below) or threat of Release of Hazardous Substances, (iv) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (v) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law; (B) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except, in the case of each of (A) and (B) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost, obligation or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) except as described in the Pricing Prospectus and the Prospectus, (1) there are no proceedings that are pending, or, to the Company’s knowledge, threatened, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which the Company reasonably believes no monetary sanctions of $100,000 or more will be imposed, (2) the Company and its subsidiaries are not aware of any liabilities or other obligations under Environmental Laws or concerning Hazardous Substances that would reasonably be expected to have a materially adverse effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (3) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(dd)         There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Substances by, due to or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or would reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Substances” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, and polychlorinated biphenyls, that is regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating into or through the indoor or outdoor environment;

(ee)         Except as would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, or (B) any applicable wage or hour laws;

(ff)          The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the reasonable judgment of the Company, ordinary and customary for comparable companies in the same or similar businesses; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(gg)         None of the Company, any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the Bribery Act 2010 of the United Kingdom, or any other applicable anti-corruption laws; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.  The Company and its subsidiaries have instituted and maintain, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.  Neither the Company nor its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws;

(hh)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar anti-money laundering or financial recordkeeping or reporting rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of its subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(ii)           (A) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently (i) the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (ii) is located, organized or resident in any country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria), (B) the Company is not controlled (within the meaning of the executive orders or regulations promulgating Sanctions) by any government or person that is the subject or target of Sanctions, and (C) the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions;

(jj)           Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required by any statute or any order, rule or regulation of any court or governmental agency or body having any jurisdiction over the Company or any of its subsidiaries or any of their properties, or any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

(kk)         There are no persons with registration rights or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as may be described in the Pricing Prospectus and the Prospectus.  The holders of outstanding shares of the Company’s capital stock are not entitled to preemptive or other rights to subscribe for the Shares that have not been complied with or otherwise effectively waived;

(ll)           The Company’s board of directors meets the independence requirements of, and has established an audit committee and a compensation committee, in each case, that meets the independence requirements of, the rules and regulations of the Commission and the Exchange (including applicable phase-in exceptions disclosed in the Pricing Prospectus and the Prospectus);

(mm)      The Company has operated its business in a manner compliant in all material respects with all privacy, data security and data protection laws and regulations, all contractual obligations and all Company policies applicable to the Company’s collection, handling, usage, disclosure and storage of all personally identifiable data (“Personal Data”), along with all other data, including without limitation, IP addresses, mobile device identifiers and website usage activity data (“Device and Activity Data”). In addition, in collecting, handling, using, disclosing and/or storing Device and Activity Data, the Company complies in all material respects with all applicable industry guidelines and codes of conduct. The Company has implemented and maintains policies and procedures designed to ensure the integrity, security and confidentiality of Personal Data and all Device and Activity Data collected, handled used, disclosed and/or stored by the Company in connection with the Company’s operation of its business. The Company has policies and procedures in place reasonably designed to ensure privacy, data security and data protection laws are complied with in all material respects and takes appropriate steps which are reasonably designed to assure compliance in all material respects with such policies and procedures. The Company requires third parties to which it provides any Personal Data or Device and Activity Data to maintain the privacy and security of such Personal Data or Device and Activity Data, as applicable.  The Company has not experienced any security incident that has compromised the privacy and/or security of any Personal Data;

(nn)         The Company has not and, to its knowledge, no one acting on its behalf has, (A) taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Shares, (B) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (C) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company other than as contemplated in this Agreement;

(oo)         Except as described in the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering;

(pp)         From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which a Section 5(d) Communication was made) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(qq)         This Agreement has been duly authorized, executed and delivered by the Company;

(rr)           The Company has not sold or issued any shares of capital stock during the six month period preceding the date of the Prospectus, including any sales pursuant to Regulation D of the Securities Act, other than (i) shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, or (ii) as disclosed in the Pricing Prospectus;

(ss)          There are no debt securities or preferred stock of, or guaranteed by, the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act;

(tt)           The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Prospectus and the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program; and

(uu)         The Company has not offered or sold, or caused Fidelity (or any affiliate thereof) or any Underwriter (or any affiliate thereof) to offer or sell, any Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence a supplier of the Company to alter the supplier’s level or type of business with the Company.

2.             Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of  $                                     , the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to                                       Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares.  Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.             Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4.             (a) The Shares to be purchased by each Underwriter hereunder, in electronic form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance.  The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [        ], 2017 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing.  Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(a)           The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof, will be delivered at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210 (the “Closing Location”), and the Shares will be delivered at the office of DTC or its designated location, all at such Time of Delivery.  A meeting will be held at the Closing Location at [      ] p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.             The Company agrees with each of the Underwriters:

(a)           To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery of which you disapprove promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)           Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction in which it is not otherwise subject to taxation as of the date hereof;

(c)           Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to between the Representatives and the Company) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each

Underwriter and to any dealer in securities (whose name and address the Underwriters shall furnish to the Company) as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)           To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)           (1)  During the period beginning from the date hereof and continuing to and including the date that is one hundred and eighty (180) days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of the Company’s capital stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of the Company’s capital stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Company’s capital stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of the Company’s capital stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives; provided, that the foregoing restrictions shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of the Company’s capital stock upon the exercise or settlement of options or restricted stock units or the conversion or exchange of convertible or exchangeable securities, in each case that are described in the Pricing Prospectus, (c) the issuance by the Company of shares of the Company’s capital stock or any securities convertible into, exchangeable for or that represent the right to receive such shares, in each case pursuant to the Company’s equity plans disclosed in the Pricing Prospectus, (d) the issuance by the Company of (or the entry into an agreement by the Company with respect to the issuance of) shares of capital stock of the Company or securities convertible into, exchangeable for or that represent the right to receive shares of capital stock of the Company in connection with (1) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition or (2) any joint venture, collaboration, commercial relationship or other strategic transaction of the Company or any of its subsidiaries, and the issuance of any such securities pursuant to any agreement to effect the foregoing transactions or (e) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to (1) the Company’s equity plans that are described in the Prospectus or (2) any assumed employee benefit plan contemplated by clause (d); provided, further, that the aggregate number of shares of capital stock of the Company that the Company may sell or issue or agree to sell or issue pursuant to clauses (d) and (e)(2) shall not exceed 10% of the total number of shares of capital stock of the Company issued and outstanding as of immediately following the completion of the transactions contemplated by this Agreement; provided, further, that in the case of clauses (b) through (d), each recipient of such securities shall execute and deliver to the Representatives, on or prior to the issuance of such securities, a Lock-Up Agreement for the remainder of the Lock-Up Period;

(e)   (2)  If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in any Lock-Up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver (such notice to the Company to indicate the effective date of such release or waiver), the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver or as otherwise permitted under FINRA Rule 5131;

(e) (3) To enforce during the Lock-Up Period any provisions in existing agreements between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the Company’s initial public offering (“Existing Lock-Ups); to direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such Existing Lock-Ups for the duration of the periods contemplated therein; and not to release or otherwise grant any waiver of such Existing Lock-Ups without the prior written consent of the Representatives; in each case, other than with respect to securityholders who execute (i) a Lock-Up Agreement or (ii) a lock-up agreement in connection with the Directed Share Program, each of which the parties hereto acknowledge and agree shall supersede the Existing Lock-Ups;

(f)            During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(g)           During a period of three years from the effective date of the Registration Statement (provided that the Company remains subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act), to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to (i) you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that no documents or other information need to be furnished pursuant to this Section 5(g) to the extent they are available on EDGAR or the investor section of the Company’s website; provided further that no additional information shall be required if the disclosure of such additional information would result in a violation of Regulation FD;

(h)           To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i)            To use its reasonable best efforts to list for trading, subject to notice of issuance, the Shares on the Exchange;

(j)            To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k)           If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (17 C.F.R. 202.3a);

(l)            Upon the reasonable request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the online offering of the Shares (the

“License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(m)          To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) completion of the Lock-Up Period; and

(n)           To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

6.             (a)           The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) hereto;

(b)           The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Section 5(d) Communications, other than Section 5(d) Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(b) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Section 5(d) Communications;

(c)           The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(d)           Each Underwriter represents and agrees that (i) any Section 5(d) Communications undertaken by it were with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act and (ii) it will not distribute, or authorize any other person to distribute, any Section 5(d) Writing, other than those distributed with the prior consent of the Company; and

(e)                                  The Company agrees that, if at any time following issuance of an Issuer Free Writing Prospectus or Section 5(d) Writing prepared or authorized by it, any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Section 5(d) Writing prepared or authorized by it would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Section 5(d) Writing prepared or authorized by it or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Section 5(d) Writing prepared or authorized by the Company made in reliance upon and in conformity with Underwriter Information.

7.                                      The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses incurred in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus, and amendments and supplements thereto, as well as any Issuer Free Writing Prospectus, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Blue Sky Memorandum, if any, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses incurred in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, if any; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates representing the Shares, if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including expenses associated with the production of road show slides and graphics, fees in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company (not including the Underwriters and their representatives); provided, however, that the Underwriters and the Company shall each pay 50% of the cost of any aircraft chartered in connection with any road show meetings; and (ix)

all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7; provided, however, that the amount payable by the Company for the fees and disbursements of counsel to the Underwriters described in subsections (iii) and (v) of this Section 7 shall not exceed $25,000 in the aggregate.

8.                                      The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)                                 Goodwin Procter LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, shall have furnished to you their written opinion dated such Time of Delivery, in form and substance satisfactory to you;

(d)                                 On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(e)                                  (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (i) the exercise of stock options or the award of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance of stock upon conversion of preferred stock of the Company as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(f)                                   On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the Nasdaq Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(g)                                  The Shares to be sold at such Time of Delivery shall have been duly listed for trading, subject to notice of issuance, on the Exchange;

(h)                                 FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares;

(i)                                     The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Company’s officers and directors, and from holders of substantially all of the Company’s outstanding capital stock, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to you (each, a “Lock-Up Agreement”);

(j)                                    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(k)                                 The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section 8 and as to such other matters as you may reasonably request;

(l)                                     At each Time of Delivery, the Chief Executive Officer and the Chief Financial Officer of the Company, in their capacities as such, shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof, to the effect that each such officer has carefully examined the Registration Statement, the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Shares, and this Agreement and that:

(i)                                     the representations and warranties of the Company in this Agreement are true and correct on and at such Time of Delivery with the same effect as if made on such Time of Delivery and the Company has complied with all the agreements and performed all of its obligations hereunder required to be performed at or prior to such Time of Delivery;

(ii)                                  no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)                               since the date of the most recent financial statements included in the Pricing Prospectus and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Pricing Prospectus and the Prospectus (exclusive of any supplement thereto).

(m)                             At each Time of Delivery, the Chief Financial Officer of the Company, in his capacity as such, shall have furnished to the Representatives a certificate in a form agreed by the Representatives and the Company and dated the respective date of delivery thereof, certifying that certain factual statements in the Registration Statement, the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, are true and correct on and at such Time of Delivery with the same effect as if made on such Time of Delivery;

(n)                                 At each Time of Delivery, the Representatives shall have received a certificate of the Secretary of the Company, as to such matters as the Representatives may reasonably request; and

(o)                                 At each Time of Delivery, the Company shall have furnished to the Representatives such additional information, certificates, opinions or documents as the Representatives may reasonably request.

9.                                      (a)                                 The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any Section 5(d) Writing, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any Section 5(d) Writing, in reliance upon and in conformity with Underwriter Information.

(b)                                 Each Underwriter will indemnify and hold harmless the Company and its directors, officers and affiliates (as such term is defined in Rule 501(b) under the Act) and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each a “Company Indemnified Party”), against any losses, claims, damages or liabilities to which such Company Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the

Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Section 5(d) Writing or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Section 5(d) Writing, in reliance upon and in conformity with Underwriter Information, and will reimburse each Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.                               (a)                                 The Company will indemnify and hold harmless each Underwriter (for purposes of this Section 10, collectively, the “DSP Indemnitees”) against any losses, claims, damages or liabilities, joint or several, to which such DSP Indemnitees may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) arise out of or are based upon the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) are related to or based upon or arise out of the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the DSP Indemnitees, and will reimburse each DSP Indemnitee for any legal or other expenses reasonably incurred by such DSP Indemnitee in connection with investigating or defending any such action or claim as such expenses are incurred.

(b)                                 Promptly after receipt by a DSP Indemnitee of notice of the commencement of any action, such DSP Indemnitee shall, if a claim in respect thereof is to be made against the Company pursuant to Section 10(a), notify the Company in writing of the commencement thereof; but the omission to so notify the Company shall not relieve it from any liability which it may have to any DSP Indemnitee otherwise than under such subsection.  In case any such action shall be brought against any DSP Indemnitee, it shall notify the Company of the commencement thereof and the Company shall be entitled to participate therein and to assume the defense thereof, with counsel reasonably satisfactory to the Representatives (who shall not, except with the consent of the DSP Indemnitee, be counsel to the Company), and, after notice from the Company to the Representatives of its election so to assume the defense thereof, the Company shall not be liable to such DSP Indemnitee under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such DSP Indemnitee, in connection with the defense thereof other than reasonable costs of investigation.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the Company agrees to indemnify each DSP Indemnitee from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time the DSP Indemnitee shall have requested that the Company reimburse the DSP Indemnitee for fees and expenses of counsel as contemplated herein, the Company shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of such request and (ii) the Company shall not have reimbursed the DSP Indemnitee in accordance with such request prior to the date of such settlement.  The Company shall not, without the written consent of the DSP Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought pursuant to this Section 10 (whether or not the DSP Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the DSP Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any DSP Indemnitee.

(c)                                  If the indemnification provided for in Section 10(a) is unavailable to a DSP Indemnitee or insufficient to hold harmless a DSP Indemnitee under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company, in lieu of indemnifying the DSP Indemnitee thereunder, shall contribute to the amount paid or payable by such DSP Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the DSP Indemnitee on the other from the offering of the Directed Shares or (ii) if the allocation provided by clause (c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (c)(i) above but also the relative fault of the Company on the one hand and the DSP Indemnitee on the other in connection with any statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the DSP Indemnitees on the other in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the DSP Indemnitees for the Directed Shares, bear to the aggregate public offering price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the DSP Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or an omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the DSP Indemnitees on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)                                 The Company and the DSP Indemnitees agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the DSP Indemnitees were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 10(c). The amount paid or payable by the DSP Indemnitees as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (c) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the DSP Indemnitees in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no DSP Indemnitee shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages which such DSP Indemnitee has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have under this Agreement and shall extend, upon the same terms and conditions, to each person, if any, who controls any DSP Indemnitee within the meaning of the Act and each affiliate of any DSP Indemnitee.

11.                               (a)                                 If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the

Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Sections 9 and 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12.                               The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

13.                               If this Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof; but, if for any other reason, (a) prior to the First Time of Delivery, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all documented out-of-

pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof, or (b) after the First Time of Delivery but prior to the Second Time of Delivery with respect to the purchase of Optional Shares pursuant to a notice delivered by the Representatives to the Company, any Optional Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all documented out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Optional Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof.

14.                               In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as the representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York  10282-2198, Attention: Registration Department, and to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with copies to the Legal Department and to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, Attention: Mark T. Bettencourt, Esq. and Gregg L. Katz, Esq.; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Secretary, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David A. Westenberg, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 9(c) or Section 10(b) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room, and to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with copies to the Legal Department. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the

Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15.                               This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9, 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.                               Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.                               The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

18.                               This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

19.                               THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit or proceeding arising in respect of this Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

20.                               The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.                               This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of a signed counterpart of this Agreement by facsimile or email transmission shall constitute valid and sufficient delivery thereof.

22.                               Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing below, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of agreement among the Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

Blue Apron Holdings, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

Morgan Stanley & Co. LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Barclays Capital Inc.
RBC Capital Markets, LLC
SunTrust Robinson Humphrey, Inc.
Stifel, Nicolaus & Company, Incorporated
Canaccord Genuity Inc.
Needham & Company, LLC
Oppenheimer & Co. Inc.
Raymond James & Associates, Inc.
William Blair & Company, L.L.C.
Total

2

SCHEDULE II

(a)                                 Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

(b)                                 Section 5(d) Writings:

(c)                                  Information that, together with the Pricing Prospectus, comprises the Pricing Disclosure Package:

•                  the number of Firm Shares purchased by the Underwriters: [    ] Shares

•                  the initial public offering price per share for the Shares: $[    ]

ANNEX I

Form of Press Release

Blue Apron Holdings, Inc.
[Date]

Blue Apron Holdings, Inc. (the “Company”) announced today that Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, the lead book-running managers in the recent public sale of [    ] shares of the Company’s Class A Common Stock, are [waiving] [releasing] a lock-up restriction with respect to [    ] shares of the Company’s Class A Common Stock held by [certain officers or directors] [an officer or director] of the Company.   The [waiver] [release] will take effect on [    ], 201[  ], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II

Blue Apron Holdings, Inc.

Lock-Up Agreement

                         , 2017

Goldman, Sachs & Co. and

Morgan Stanley & Co. LLC,

as Representatives of the several Underwriters

c/o Goldman, Sachs & Co.

200 West Street

New York, NY  10282-2198

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

Re:  Blue Apron Holdings, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (Goldman, Sachs & Co. and Morgan Stanley & Co. LLC together, the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Blue Apron Holdings, Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of Class A Common Stock, $0.0001 par value per share, of the Company (the “Class A Common Stock”), pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the Lock-Up Period (as defined below), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Class A Common Stock, Class B Common Stock, $0.0001 par value per share, of the Company (the “Class B Common Stock”), or Class C Capital Stock, $0.0001 par value per share, of the Company (the “Class C Capital Stock” and, collectively with the Class A Common Stock and Class B Common Stock, the “Stock”), or any options or warrants to purchase any shares of Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Stock, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned

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from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.  If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Shares the undersigned may purchase in the Public Offering.

For purposes of this Lock-Up Agreement, “Lock-Up Period” means the period beginning from the date hereof and continuing to and including (i) with respect to 20% of the Undersigned’s Shares, 120 days after the date set forth on the final prospectus used to sell the Shares and (ii) with respect to the remaining balance of the Undersigned’s Shares, 180 days after the date set forth on the final prospectus used to sell the Shares; provided, however that, if such 120-day or 180-day Lock-Up Period would end during the period beginning 14 calendar days prior to the end of a fiscal quarter or fiscal year of the Company and ending on the day after the second full trading day following the date on which the Company publicly releases its earnings for such fiscal quarter or fiscal year, as applicable, such Lock-Up Period shall end on the day after the second full trading day following the date on which the Company publicly releases such earnings.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding anything else contained in this Lock-Up Agreement, the undersigned may transfer or otherwise dispose of any of the Undersigned’s Shares (and the foregoing restrictions shall not apply to such transfers or dispositions) (i) as a bona fide gift or charitable contribution, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any family member or any trust for the direct or indirect benefit of the undersigned or any family member or family members of the undersigned, or if the undersigned is a trust, to any trustor or beneficiary of the undersigned or to the estate of a beneficiary of the undersigned, provided that such family member or the trustee of such trust, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (A) to a corporation, partnership, limited liability company, trust or other business, corporate or legal entity that is an affiliate (as defined Rule 405 promulgated under the Securities Act of 1933) of the

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undersigned (including any wholly-owned subsidiary of the undersigned), or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”) or (B) as part of a distribution without consideration to its limited or general partners, members, stockholders or holders of similar equity interests; provided that in the case of clauses (A) and (B) such transfer shall not involve a disposition for value and the transferee agrees to be bound in writing by the restrictions set forth herein, (iv) by will or intestacy, provided that the legatee, heir or other transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein, (v) pursuant to a court order or settlement or other domestic order related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, (vi) in connection with the exercise of options, warrants or equity-based awards or other rights entitling the holder thereof to acquire shares of Stock or any security convertible into or exercisable for shares of Stock in accordance with their terms (including, in each case, by way of “net” or “cashless” exercise and/or to cover withholding tax obligations in connection with such exercise and any transfer to the Company for the payment of taxes as a result of such vesting or exercise, whether by means of a “net settlement” or otherwise) pursuant to an employee benefit plan, option, warrant or other right disclosed in the prospectus used to sell the Shares; provided that any securities issued upon exercise of such option, warrant or other right shall be subject to the restrictions set forth herein; provided further that this clause (vi) shall not apply to open market transactions, (vii) to the Company pursuant to a contractual arrangement in effect on the date of this Lock-Up Agreement which provides for the repurchase of the Undersigned’s Shares by the Company upon termination of service of the Undersigned and which is disclosed in the prospectus used to sell the Shares, (viii) pursuant to the conversion of outstanding preferred shares or other capital stock of the Company into shares of Stock, provided that the shares of Stock received upon conversion shall be subject to the restrictions set forth herein, (ix) acquired in the Public Offering (other than any Shares the undersigned may purchase in the Public Offering through a directed share program) or in open market transactions following the Public Offering, (x) pursuant to a bona fide third-party tender offer, merger, consolidation, business combination, stock purchase or other similar transaction or series of related transactions approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock and that would result in a Change in Control, provided, that in the event that such tender offer, merger, consolidation, business combination, stock purchase or transaction or series of related transactions is not completed, the Undersigned’s Shares shall remain subject to the restrictions set forth herein, (xi) by a sale of the Undersigned’s Shares to the Underwriters in connection with the Public Offering or (xii) with the prior written consent of the Representatives on behalf of the Underwriters; provided that (A) in the case of clauses (i), (ii), (iv), (vi), (vii) and (ix) above, no filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any other public filing or disclosure of such transfer by or on behalf of the undersigned shall be required or voluntarily made during the Lock-Up Period (other than a required filing on Schedule 13G, Schedule 13G/A or Form 13F, and, with respect to clause (vi), other than a filing required to be made on a Form 4 on or after the 45th day following the date set forth on the final prospectus used to sell the Shares), and (B) in the case of clauses (iii) and (v), if any filing under the Exchange Act or any other public filing or disclosure of such transfer by or on behalf of the undersigned reporting a reduction in beneficial ownership of the Shares is required during the Lock-Up Period, (x) such filing shall clearly indicate in the footnotes thereto the nature and conditions of such transfer and (y) solely in the case of clause (iii), it shall be a condition to any such transfer that such transfer be only to transferees that are either

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Affiliates or stockholders, partners, members, beneficiaries or other equity holders of the undersigned.  For purposes of this Lock-Up Agreement, “family member” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin, including (A) the spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of the undersigned and (B) the parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of the spouse of the undersigned.  For purposes of this Lock-Up Agreement, “Change in Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, in each case occurring subsequent to the Public Offering, to a person or group of affiliated persons (other than an Underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 75% of the outstanding voting securities of the Company (or the surviving entity).  The undersigned now has, and, except as contemplated by clause (i) through (xii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act; provided, that (i) no public report or filing under Section 16 of the Exchange Act shall be required during the Lock-Up Period, (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment of such plan during the Lock-Up Period and (iii) no sales are made pursuant to such plan during the Lock-Up Period.

Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement (and, for the avoidance of doubt, the Lock-Up Period described herein) and the related restrictions shall automatically terminate and the undersigned shall be released from all obligations hereunder upon the earliest to occur, if any, of (i) in each case prior to the execution of the Underwriting Agreement, the Representatives, acting on behalf of the Underwriters, advise the Company in writing that they have, or the Company advises the Representatives in writing that it has, determined not to proceed with the Public Offering, (ii) the registration statement related to the Public Offering is withdrawn, (iii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to delivery of Shares by the Company to the Underwriters in exchange for payment therefor and (iv) August 15, 2017, in the event that the Underwriting Agreement has not been executed by such date.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Signature page follows]

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Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

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